CREDIT AGREEMENT


                                   dated as of


                                 April 30, 1998


                                      among


                   Prospect Street High Income Portfolio Inc.


                                       and


                                BankBoston, N.A.


                                       and


                                BankBoston, N.A.,
                                    as Agent

                               TABLE OF CONTENTS
                                                                            Page


                                    ARTICLE I
                                   DEFINITIONS


SECTION  1.01     Definitions...............................................1
         1.02     Accounting Terms and Determinations.......................6


                                   ARTICLE II
                                   THE CREDIT

SECTION  2.01     Commitments to Lend.......................................6
         2.02     Notice of Borrowings......................................7
         2.03     Notice to Banks; Funding of Loans.........................7
         2.04     Notes    .................................................8
         2.05     Optional Termination or Reduction8
                    of Commitments..........................................8
         2.06     Extension of Commitment Termination Date;
                    Mandatory Termination of Commitments....................9
         2.07     Optional Prepayments......................................9
         2.08     Mandatory Payments........................................9
         2.09     Interest Rates............................................10
         2.10     Fees     .................................................11
         2.11     General Provisions as to Payments.........................11
         2.12     Computation of Interest and Fees..........................12
         2.13     Funding Losses............................................12
         2.14     Withholding Tax Exemption.................................12


                                   ARTICLE III
                                   CONDITIONS

SECTION  3.01     Effectiveness.............................................13
         3.02     All Borrowings............................................14


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

SECTION  4.01     Existence and Power; Investment Company...................14
         4.02     Authorization; No Contravention...........................15
         4.03     Binding Effect............................................15
         4.04     Compliance with Margin Rules..............................15
         4.05     Non-Affiliation with Banks................................15
         4.06     Subsidiaries..............................................15
         4.07     Financial Information.....................................15
         4.08     Litigation................................................15
         4.09     ERISA    .................................................16
         4.10     Taxes    .................................................16
         4.11     Compliance................................................16

                                                                            Page



         4.12     Full Disclosure.......................................... 16
         4.13     Margin Stock............................................. 16
         4.14     Senior Debt.............................................. 16

                                    ARTICLE V
                                    COVENANTS

SECTION  5.01     Information.............................................. 17
         5.02     Payment of Obligations................................... 18
         5.03     Maintenance of Insurance................................. 18
         5.04     Conduct of Business and
                    Maintenance of Existence............................... 18
         5.05     Compliance with Laws..................................... 18
         5.06     Inspection of Property, Books and Records................ 18
         5.07     Debt     ................................................ 18
         5.08     Negative Pledge.......................................... 19
         5.09     Consolidations, Mergers and Sales of Assets.............. 19
         5.10     Use of Proceeds.......................................... 19
         5.11     Ratio of Liabilities to Assets........................... 19
         5.12     Compliance with Prospectus............................... 19
         5.13     Non-Affiliation with Banks............................... 19
         5.14     Deposit Account.......................................... 19
         5.15     Regulated Investment Company............................. 19
         5.16     No Subsidiary............................................ 20
         5.17     ERISA    ................................................ 20
         5.18     Distributions............................................ 20
         5.19     Margin Stock............................................. 20
         5.20     Capitalization........................................... 20
         5.21     Fixed Rate Loans......................................... 20


                                   ARTICLE VI
                                    DEFAULTS

SECTION  6.01     Events of Default........................................ 20
         6.02     Notice of Default........................................ 22


                                   ARTICLE VII
                                    THE AGENT

SECTION  7.01     Appointment and Authorization............................ 22
         7.02     Action by Agent.......................................... 22
         7.03     Consultation with Experts................................ 22
         7.04     Liability of Agent....................................... 22
         7.05     Indemnification.......................................... 22
         7.06     Credit Decision.......................................... 22
         7.07     Successor Agent.......................................... 23
         7.08     Agent as Bank............................................ 23
         7.09     Distribution by Agent.................................... 23
         7.10     Delinquent Banks......................................... 23

                                                                            Page




                                  ARTICLE VIII
                             CHANGE IN CIRCUMSTANCES

SECTION  8.01     Basis for Determining Interest Rate
                    Inadequate or Unfair................................... 24
         8.02     Illegality............................................... 24
         8.03     Increased Cost and Reduced Return........................ 25
         8.04     Base Rate Loans Substituted for Affected
                    LIBOR Loans............................................ 26


                                   ARTICLE IX
                                  MISCELLANEOUS

SECTION  9.01     Notices.................................................. 26
         9.02     No Waivers............................................... 26
         9.03     Expenses; Documentary Taxes;
                    Indemnification........................................ 26
         9.04     Set-Off  ................................................ 27
         9.05     Amendments and Waivers................................... 27
         9.06     Successors and Assigns................................... 27
         9.07     Governing Law; Submission to
                    Jurisdiction........................................... 29
         9.08     Counterparts; Integration................................ 29
         9.09     Waiver Of Jury Trial..................................... 29
         9.10     Confidentiality.......................................... 29



Exhibit A -       Form of Note

Exhibit B -       Form of Notice of Borrowing

Exhibit C -       Form of Notice of Conversion

Exhibit D-1 -     Form of Opinion of Olshan Grundman Frome & Rosenzweig LLP

Exhibit D-2 -     Form of Opinion of Piper & Marbury L.L.P.

Exhibit E -       Form of Compliance Certificate

Exhibit F -       Form of Assignment and Acceptance

Schedule 1 -      Addresses for Notices, Commitment Amounts and Lending Offices

                                CREDIT AGREEMENT

                  CREDIT AGREEMENT dated as of April 30, 1998, by and among Prospect Street High Income Portfolio Inc., a Maryland corporation (the "Borrower"), the lending institutions listed on the signature pages hereof and BankBoston, N.A., as agent for itself and such other lending institutions.

                  The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. Definitions. The following terms, as used herein, have the following meanings:

                  "Affiliate" has the meaning ascribed to the term "Affiliated Person" in the Investment Company Act and the rules and regulations thereunder.

                  "Affiliated Person" has the meaning ascribed to that term in the Investment Company Act and the rules and regulations thereunder.

                  "Agent" means BankBoston acting as Agent for the Banks.

                  "Applicable  Lending Office" means,  with respect to any Bank,
(a) in the case of its Base Rate Loans, its Domestic Lending Office, and (b) in the case of its LIBOR Loans, its LIBOR Lending Office.

                  "Assignee" has the meaning set forth in Section 9.06(c).

                  "Bank" means BankBoston, each lender named on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

                  "BankBoston"  means  BankBoston,   N.A.,  a  national  banking
association.

                  "Base Rate" means the higher of (a) the annual rate of interest announced from time to time by BankBoston at its head office in Boston, Massachusetts as its "base rate" and (b) one-half of one percent (1/2%) above the Federal Funds Rate as in effect from time to time.

                  "Base Rate Loans" means Loans bearing interest calculated by reference to the Base Rate.

                  "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                  "Borrower" has the meaning set forth in the preamble.

                  "Borrowing" means the aggregation of Loans of the Banks to be made to the Borrower pursuant to Article II hereof on a single date.

                  "Borrowing Date" means the Domestic or LIBOR Business Day on which Loans are advanced hereunder as specified in a Notice of Borrowing delivered pursuant to Section 2.02(a) hereof.

                  "Commitment" means the agreement of each Bank, subject to the terms and conditions of this Agreement, to make Loans to the Borrower hereunder.

                  "Commitment Amount" means, with respect to each Bank, the amount set forth opposite the name of such Bank on Schedule 1 attached hereto, as such amount may be reduced from time to time pursuant to Sections 2.05 or 9.06(c) or increased from time to time pursuant to Section 9.06(c); and "Commitment Amounts" means, as of any date, the aggregate of all such amounts on such date. On the Effective Date the aggregate Commitment Amounts equal $30,000,000.

                  "Commitment Percentage" means, with respect to each Bank, the percentage set forth opposite the name of such Bank on Schedule 1 attached hereto as such Bank's percentage of the aggregate Commitment Amounts of all of the Banks.

                  "Commitment Termination Date" means April 30, 2001, provided that the Commitment Termination Date (and each Bank's Commitment to make Loans hereunder) may be extended in accordance with Section 2.06(a) hereof.

                  "Custodian" means the entity which, on the Effective Date, acts as the Borrower's custodian for purposes of Section 17(f) of the Investment Company Act.

                  "Debt" of any Person means at any date,  without  duplication,
(a) all  obligations  of such Person for borrowed money or extensions of credit,
(b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (d) all obligations of such Person as lessee which are or should be capitalized in accordance with generally accepted accounting principles, (e) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (f) all obligations of such Person under Guarantees, all obligations to reimburse the issuer in respect of letters of credit or under performance or surety bonds, or other similar obligations, (g) all obligations of such Person in respect of judgments, (h) all obligations of such Person in respect of banker's acceptances and under reverse repurchase agreements, and (i) all obligations of such Person in respect of futures contracts, swaps and other obligations that are, or would be but for the segregation of assets therefor, senior securities for purposes of the Investment Company Act.

                  "Default" means any condition or event which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

                  "Delinquent  Bank"  has  the  meaning  set  forth  in  Section
7.10(a).

                  "Distribution" means the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of the Borrower, other than dividends payable solely in shares of common stock of the Borrower; the purchase, redemption, or other retirement of any shares of any class of capital stock of the Borrower, directly or indirectly; the return of capital by the Borrower to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of the Borrower.

                  "Domestic Business Day" means any day on which commercial banks are open for the purpose of transacting business in Boston, Massachusetts.

                  "Domestic Lending Office" means, initially, the office of each Bank designated as such on Schedule 1 attached hereto; and thereafter such other office of such Bank, if any, located in the United States that shall be making or maintaining Base Rate Loans.

                  "Effective  Date"  means  the  date  this  Agreement   becomes
effective in accordance with Section 3.01.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA Group" means the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  "Event of Default" has the meaning set forth in Section 6.01.

                  "Extension Date" means that date which occurs two years prior to the Commitment Termination Date then in effect.

                  "Failure" has the meaning set forth in Section 7.10(b).

                  "Federal Funds Rate" means for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Domestic Business Day, for the immediately preceding Domestic Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Domestic Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

                  "Fixed Rate Notes" means the promissory notes of the Borrower issued pursuant to the Note Purchase Agreement.

                  "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

                  "Interest Period" means, with respect to each LIBOR Borrowing, initially the period commencing on the date of such Borrowing and ending 30, 60, 90, 120 or 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing, and thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Borrowing and ending on the last day of one of the periods set forth above, as the Borrower may elect in the applicable Notice of Conversion, provided that:

                  (a) any Interest Period which would otherwise end on a day which is not a LIBOR Business Day shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day;

                  (b) any Interest Period which begins on the last LIBOR Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last LIBOR Business Day of a calendar month;

                  (c) any Interest Period which would otherwise end after the Commitment Termination Date shall end on the Commitment Termination Date;

                  (d) if the  Borrower  fails  to give  notice  as  provided  in
         Section 2.02(b) it shall be deemed to have requested a conversion of the affected LIBOR Loan to a Base Rate Loan; and

                  (e) all LIBOR Loans outstanding at any time shall end on no more than six different dates.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  "Investment   Adviser"   means  Prospect   Street   Investment
Management Company, Inc.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended.

                  "LIBOR Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

                  "LIBOR Lending Office" means, initially, the office of each Bank designated as such in Schedule 1 hereto; and thereafter such other office of such Bank, if any, that shall be making or maintaining LIBOR Loans.

                  "LIBOR Loans" means Loans bearing interest calculated by reference to the LIBOR Offered Rate.

                  "LIBOR Margin" has the meaning set forth in Section 2.09(b).

                  "LIBOR Offered Rate" has the meaning set forth in Section 2.09(b).

                  "LIBOR  Reserve  Percentage"  has the  meaning  set  forth  in
Section 2.09(b).

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including any agreement preventing a Person from encumbering such asset.

                  "Loan Documents" means, collectively, this Agreement, the Notes and any and all other documents and instruments required to be delivered pursuant to this Agreement, in each case as amended and in effect from time to time.

                  "Loans" means the revolving credit loans made or to be made to the Borrower by the Banks pursuant to Section 2.01.

                  "Maximum Amount" has the meaning set forth in Section 2.01(a).

                  "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                  "Note Purchase Agreement" means that certain Amended and Restated Note Purchase Agreement, dated as of December 16, 1993, between the Borrower and Pacific Mutual Life Insurance Company, a California corporation.

                  "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A attached hereto, and "Note" means any one of such promissory notes issued hereunder.

                  "Notice of Borrowing" has the meaning set forth in Section 2.02(a).

                  "Notice of Conversion" has the meaning set forth in Section 2.02(b).

                  "Obligations" means all indebtedness, obligations and liabilities of the Borrower to any of the Banks and the Agent, existing on the date of this Agreement or arising thereafter, direct or indirect, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans to the Borrower or any of the Notes or other instruments at any time evidencing any thereof.

                  "Participant" has the meaning set forth in Section 9.06(b).

                  "Person" means an individual, a corporation (or series thereof), a partnership, an association, a trust (or series thereof) or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards of Section 302 or Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

                  "Preferred Stock" means the Taxable Auction Rate Preferred Stock, no par value per share and liquidation preference of $100.00 per share, of the Borrower outstanding on the Effective Date.

                  "Prospectus"   means  the  Borrower's  most  recent  effective
prospectus under the Securities Act of 1933, as amended, and the Investment Company Act.

                  "Proxy Statement" means the Borrower's proxy statement dated January 7, 1998 relating to the annual meeting of the Borrower's Stockholders held on March 11, 1998.

                  "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Required Banks" means at any time Banks holding at least 51% of the outstanding principal amount of the Notes at such time and, if no such principal amount is outstanding, Banks whose aggregate Commitments Amounts constitute at least 51% of the aggregate Commitment Amounts of all Banks at such time.

                  "Revolving Credit Period" means the period from and including the Effective Date to but excluding the then applicable Commitment Termination Date.

                  "Subsidiary" of the Borrower means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

                  "Total Assets" means, at any date, all assets of the Borrower which in accordance with generally accepted accounting principles would be classified as assets upon a balance sheet of the Borrower prepared as of such date.

                  "Total Liabilities" means, at any date, all liabilities of the Borrower which in accordance with generally accepted accounting principles would be classified as liabilities upon a balance sheet of the Borrower prepared as of such date.

                  SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time in the United States of America, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited financial statements of the Borrower delivered to the Banks hereunder.


                                   ARTICLE II

                                   THE CREDIT

                  SECTION 2.01. Commitments to Lend. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrower, and the Borrower may borrow, repay and reborrow from time to time during the Revolving Credit Period, upon notice by the Borrower to the Agent and the Banks given in accordance with Section 2.02 hereof, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment Amount, provided that the aggregate principal amount of all Loans outstanding (after giving effect to all amounts requested) shall not exceed at any time the lesser of (x) the aggregate Commitment Amounts of all of the Banks or (y) the maximum amount (the "Maximum Amount") the Borrower is permitted to borrow at such time under applicable laws and regulations, the provisions of Sections 5.07 and 5.11 hereof, the limitations on borrowing adopted by the Borrower in its Prospectus or elsewhere, and any agreements with federal, state, local or foreign governmental authorities or regulators, in each case as in effect from time to time. Each Borrowing under this Section shall be in an aggregate principal amount of not less than $1,000,000 or a larger whole multiple of $1,000,000 and shall be made from the several Banks pro rata in accordance with each Bank's Commitment Percentage.

                  SECTION 2.02. Notice of Borrowings. (a) The Borrower shall give the Agent a notice substantially in the form of Exhibit B attached hereto (a "Notice of Borrowing") of each Loan requested hereunder not later than 10:00 a.m. (Boston time) (or telephonic notice not later than 10:00 a.m. (Boston time) confirmed in a writing substantially in the form of Exhibit B attached hereto not later than 1:00 p.m. (Boston time)) on (i) the Domestic Business Day of each proposed Borrowing of a Base Rate Loan, and (ii) the third LIBOR Business Day before each proposed Borrowing of a LIBOR Loan, appropriately completed concerning the Borrowing. Each Notice of Borrowing or oral request shall constitute a representation and warranty by the Borrower that the conditions set forth in Section 3.02 (and, in the case of the initial Loan to be made hereunder, Section 3.01) have been satisfied on the date of such notice and will be satisfied on the Borrowing Date.

                  (b) The Borrower may elect from time to time to convert any outstanding Base Rate Loan or LIBOR Loan to a Loan of the other type, or to roll over any outstanding LIBOR Loan upon the expiration of an Interest Period with respect thereto, by giving a notice to the Agent substantially in the form of Exhibit C attached hereto (a "Notice of Conversion") (or telephonic notice confirmed in a writing substantially in the form of Exhibit C attached hereto), provided that (i) with respect to any conversion into or rollover of a LIBOR Loan, the Notice of Conversion shall be given within the time period for the giving of a Notice of Borrowing for a LIBOR Loan as set forth in Section 2.02(a), (ii) no Loan may be converted into or rolled over as a LIBOR Loan (x) if the Interest Period therefor would extend beyond the Commitment Termination Date or (y) if a Default or Event of Default has occurred and is continuing (in which case such Loan shall automatically become a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which the Agent has actual knowledge), (iii) a LIBOR Loan may be converted into another type of Loan only on the last day of the Interest Period applicable thereto, and (iv) if the Borrower fails to give a Notice of Conversion for a LIBOR Loan the Borrower shall be deemed to have elected to convert such Loan to a Base Rate Loan on the last day of the Interest Period applicable thereto. Conversions to and from LIBOR Loans shall be in such amounts and pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all LIBOR Loans having the same Interest Period shall not be less than $500,000 or a larger integral multiple of $100,000.

                  SECTION 2.03. Notice to Banks; Funding of Loans. (a) Upon receipt of a Notice of Borrowing or an oral request for a Borrowing in accordance with Section 2.02(a), the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share, if any, of such Borrowing. Such Notice of Borrowing or oral request shall not thereafter be revocable by the Borrower and shall obligate the Borrower to accept the Loans requested from the Banks on the Borrowing Date.

                  (b) Not later than 2:00 p.m. (Boston time) on the Borrowing Date of each Borrowing, each Bank shall make available its share, if any, of such Borrowing, in Federal or other funds immediately available in Boston, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make BankBoston's share of such Borrowing and the funds so received from the other Banks available to the Borrower by wiring such funds to the Borrower's Custodian, in accordance with the instructions in the Notice of Borrowing, on the Borrowing Date. The failure or refusal of any Bank to make available to the Agent as provided herein its share of any Borrowing shall not relieve any other Bank from its several obligations hereunder.

                  (c) Unless the Agent shall have received notice from a Bank prior to any Borrowing Date that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on such Borrowing Date in accordance with subsection (b) of this Section and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent, within three days after demand by the Agent, such amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the interest rate applicable thereto pursuant to Section 2.10 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement. If the Borrower shall repay to the Agent such amount, such payment shall not relieve such Bank of any obligation to the Borrower hereunder.

                  (d) The failure of any Bank to make a Loan to be made by it as a part of a Borrowing shall not relieve any other Bank of its obligation, if any, to make its Loan on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such Bank on the date of such Borrowing.

                  SECTION 2.04. Notes. (a) The Loans of each Bank shall be evidenced by a single Note payable to the order of such Bank in an amount equal to such Bank's Commitment Amount or, if less, the aggregate unpaid principal amount of such Bank's Loans, plus interest thereon as provided below.

                  (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A attached hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                  (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Agent shall deliver such Note to such Bank. Each Bank shall record on its Note the date, type and amount of each Loan made by it and the date and amount of each payment of principal made with respect thereto, and prior to any transfer of its Note in accordance with this Agreement shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to make, or any error by any Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Note. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                  SECTION 2.05. Optional Termination or Reduction of Commitments. (a) The Borrower shall have the right at any time prior to the Commitment Termination Date and from time to time prior to the Commitment Termination Date upon seven (7) Domestic Business Days' prior written notice to the Agent to reduce by $1,000,000 or a larger integral multiple of $1,000,000 the unborrowed portion of the aggregate Commitment Amounts of the Banks or terminate entirely each Bank's Commitment, whereupon the Commitment Amounts of each of the Banks shall be reduced pro rata in accordance with their Commitment Percentages of the amount specified in such notice or, as the case may be, each Bank's Commitment shall be terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this Section, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction in the Commitment Amounts or termination of the Commitments may be reinstated.

                  (b) On any date on which the Loans outstanding exceed the aggregate Commitment Amounts or the Commitment of any Bank, the Borrower shall immediately prepay such principal amount of one or more Loans (together in each case with accrued interest thereon and the amount, if any, payable pursuant to
Section 2.13), as may be necessary to eliminate such excess.

                  SECTION 2.06. Extension of Commitment Termination Date; Mandatory Termination of Commitments. (a) So long as no Default or Event of Default has occurred and is continuing, the Borrower may request by notice delivered to each Bank no later than 90 days prior to the Extension Date applicable to the Commitment Termination Date then in effect that such Commitment Termination Date be extended for 364 days. The Banks shall inform the Borrower by written notice delivered no later than 45 days prior to the then applicable Extension Date whether the Banks will grant such request. In no event shall the Commitment Termination Date be extended without the written consent of each Bank in its sole discretion.


                  (b) On the Commitment Termination Date, each Bank's Commitment Amount permanently shall reduce to $0 and each Bank's Commitment shall terminate.

                  SECTION 2.07. Optional Prepayments. (a) The Borrower may, upon at least one Domestic Business Day's notice to the Agent in the case of Base Rate Loans and upon at least three LIBOR Business Days' notice to the Agent in the case of LIBOR Loans (which notice shall not thereafter be revocable by the Borrower), prepay any Loans in whole at any time, or from time to time in part in an aggregate principal amount not less than $1,000,000 and in larger integral multiples of $500,000 or the entire outstanding amount of such Loans, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

                  (b) If the Borrower prepays all or any portion of the principal amount of any LIBOR Loan on any day other than the last day of the Interest Period relating thereto, such prepayment shall include the amounts, if any, payable pursuant to Section 2.13.

                  (c) Upon receipt of a notice of prepayment pursuant to subsection (a), the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment.

                  (d) Subject to the satisfaction of the conditions set forth in
Section 3.02, Loans prepaid prior to the Commitment Termination Date may be reborrowed prior to the Commitment Termination Date.

                  SECTION 2.08. Mandatory Payments. (a) If at any time the Loans outstanding to the Borrower (i) exceed the Maximum Amount or (ii) would cause the Borrower to be in violation of Section 5.07 or Section 5.11, the Borrower immediately shall prepay such principal amount of one or more Loans (together with accrued interest thereon and the amount, if any, payable pursuant to
Section 2.13), as may be necessary so that after such prepayment (x) the Loans outstanding shall not exceed the Maximum Amount and (y) the Borrower shall not be in violation of any of the provisions of Section 5.07 or Section 5.11.

                  (b) On any date on which the Loans outstanding exceed the aggregate Commitment Amounts or the Commitment of any Bank, the Borrower shall immediately prepay such principal amount of one or more Loans (together in each case with accrued interest thereon and the amount, if any, payable pursuant to
Section 2.13), as may be necessary to eliminate such excess.

                  (c) The Borrower promises to pay on the then applicable Commitment Termination Date, and there shall become absolutely due and payable on such Commitment Termination Date, all of the Loans outstanding on such date, together with all accrued and unpaid interest thereon and all other amounts payable hereunder, including, without limitation, the amounts, if any, payable pursuant to Section 2.13.

                  SECTION 2.09. Interest Rates. (a) Subject to Section 2.09(c), each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for the period commencing with the date such Base Rate Loan is made up to but not including the date such Base Rate Loan is repaid in full, at a rate per annum equal to the Base Rate as in effect from time to time. Interest on each Base Rate Loan shall be payable on the last Domestic Business Day of each calendar month and on the Commitment Termination Date.

                  (b) Subject to Section 2.09(c), each LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the period commencing with the date such LIBOR Loan is made or continued through and including the last day of the Interest Period applicable thereto, at a rate per annum equal to the sum of the LIBOR Margin plus the applicable Adjusted LIBOR Offered Rate. Interest on each LIBOR Loan shall be payable on the last day of the Interest Period in effect with respect thereto and on the Commitment Termination Date, provided that (i) if the Interest Period in effect for such LIBOR Loan is 60, 90, 120 or 180 days, interest on such LIBOR Loan shall be payable every 30 days (commencing on the 30th day after the first date of such Interest Period) and
(ii) if the Interest Period in effect for such LIBOR Loan is 180 days, interest on such LIBOR Loan shall also be payable on each date which is 30, 60, 90, 120 and 150 days from the first date of such Interest Period.

                  "LIBOR Margin" means 0.55%.

                  The "Adjusted LIBOR Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (i) the applicable LIBOR Offered Rate by (ii) 1.00 minus the LIBOR Reserve Percentage.

                  The "LIBOR Offered Rate" applicable to any Interest Period means the rate per annum of interest determined by the Agent at which deposits in dollars are offered to the Agent's LIBOR Lending Office in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such LIBOR Lending Office are customarily conducted at approximately 12:00 noon (Boston time) two LIBOR Business Days before the first day of such Interest Period, for delivery on the first day of such Interest Period in an amount approximately equal to the principal amount of the LIBOR Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                  "LIBOR Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Adjusted LIBOR Offered Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

                  (c) Any overdue principal of (whether at stated maturity, by acceleration or otherwise) and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder shall bear interest, payable on demand, for each day from and including the date payment thereof was due (whether at stated maturity, by acceleration or otherwise) through and including the date of actual payment, at a rate per annum equal to the sum of two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment). During the continuance a Default or an Event of Default the principal of the Loans not overdue shall, until such Default or Event of Default has been cured or remedied or such Default or Event of Default has been waived by the Required Banks pursuant to Section 9.05, bear interest at a rate per annum equal to the greater of (i) two percent (2%) above the rate of interest otherwise applicable to such Loans pursuant to this Section 2.10(a) and (b) and (ii) the rate of interest applicable to overdue principal.

                  SECTION 2.10. Fees. (a) During the Revolving Credit Period, the Borrower shall pay to the Agent for the account of each Bank a commitment fee at the rate of 0.09% per annum on the daily amount by which the aggregate amount of such Bank's Commitment Amount exceeded the aggregate outstanding principal amount of the Loans made by such Bank.

                  (b) The commitment fee shall accrue from and including the Effective Date to but excluding the Commitment Termination Date. Accrued commitment fees payable hereunder shall be payable quarterly in arrears on the last day of each March, June, September and December, commencing on the first such day after the Effective Date, and on the Commitment Termination Date.

                  (c) The Borrower shall pay to the Agent for its own account, annually in advance on the Effective Date and on each anniversary thereof during the term of this Agreement, a non-refundable agent's fee as agreed upon separately by the Borrower and the Agent.

                  SECTION 2.11. General Provisions as to Payments. (a) Payment of principal of and interest on the Loans and of fees and all other amounts due hereunder shall be made not later than 2:00 p.m. (Boston time) on the date when due, in Federal or other funds immediately available in Boston, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Except as otherwise provided in the definition of Interest Period, whenever any payment of principal of, or interest on, LIBOR Loans shall be due on a day which is not a LIBOR Business Day, the date for payment thereof shall be extended to the next succeeding LIBOR Business Day unless such LIBOR Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding LIBOR Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                  (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may (but it shall not be required to), in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

                  (c) The Borrower agrees that payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of any of the Banks or the Agent) is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in U.S. dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

                  SECTION 2.12. Computation of Interest and Fees. All interest and fees hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed.

                  SECTION 2.13. Funding Losses. If the Borrower makes any payment of principal with respect to any LIBOR Loan (pursuant to Sections 2.08, 2.09 or Article VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto or defaults in payment of any such principal or any interest thereon, or if the Borrower fails to borrow or continue any LIBOR Loans after notice has been given to any Bank in accordance with Section 2.02, the Borrower shall reimburse each Bank upon demand (with a copy to the Agent) for any resulting loss or expense incurred by it as a result of such payment, default in payment or failure (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss or expense incurred in obtaining, liquidating or employing deposits from third parties. Any such demand shall be accompanied by a certificate of the applicable Bank setting forth in reasonable detail the amounts of such losses and expenses payable to it by the Borrower under this Section, which statement shall be conclusive in the absence of manifest error.

                  SECTION 2.14. Withholding Tax Exemption. At least five Domestic Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.


                                   ARTICLE III

                                   CONDITIONS


                  SECTION 3.01. Effectiveness. This Agreement shall become effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

                  (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto;

                  (b) receipt by the Agent for the account of each Bank of a duly executed Note dated on or before the Effective Date complying with the provisions of Section 2.04;

                  (c) receipt by each of the Banks of (i) an opinion of Olshan Grundman Frome & Rosenzweig LLP, counsel to the Borrower, substantially in the form of Exhibit D-1 attached hereto and satisfactory to the Agent in all respects and (ii) an opinion of Piper & Marbury L.L.P., Maryland counsel to the Borrower, substantially in the form of Exhibit D-2 attached hereto and satisfactory to the Agent in all respects;

                  (d) receipt by each of the Banks of a certificate manually signed by the treasurer or vice president of the Borrower to the effect set forth in clauses (b) (if a Borrowing will occur on the Effective Date), (c) and
(d) of Section 3.02, such certificate to be dated the Effective Date and to be in form and substance satisfactory to the Agent;

                  (e) receipt by each of the Banks of a manually signed certificate from the Secretary of the Borrower, in form and substance satisfactory to the Agent and dated the Effective Date, as to the incumbency of, and bearing manual specimen signatures of, the officers of the Borrower who are authorized to execute and take actions under the Loan Documents, as to the Custodian and Investment Adviser of the Borrower, and certifying and attaching copies of (i) the Borrower's by-laws as then in effect, (ii) duly authorized resolutions of the Borrower's board of directors authorizing the transactions contemplated hereby, (iii) the current Prospectus for the Borrower, and (iv) the Annual Reports and SemiAnnual Reports to the Borrower's shareholders for the two most recently ended fiscal years;

                  (f) receipt by each of the Banks of a certificate manually signed by the treasurer or vice president of the Borrower evidencing compliance by the Borrower with Section 18 of the Investment Company Act after giving effect to the borrowing of Loans in an aggregate principal amount equal to the aggregate Commitment Amounts as senior securities representing indebtedness under Section 18(a) and not loans for temporary purposes under Section 18(g);

                  (g) satisfactory completion by the Banks of due diligence with respect to the Borrower;

                  (h) the Banks being satisfied in their sole discretion that there has been no material adverse change in the business, assets, financial condition or prospects of the Borrower since the date of the most recent financial statements of the Borrower referred to in Section 4.07;

                  (i) receipt by the Agent of all documents, opinions and instruments it may reasonably request prior to the execution of this Agreement relating to compliance with applicable rules and regulations promulgated by the Federal Reserve Board and other governmental and regulatory authorities, the existence of the Borrower, the authority for and the validity and enforceability of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

                  (j) receipt by the Agent of evidence which is satisfactory to the Agent in all respects that (i) all amounts outstanding under that certain Demand Promissory Note, dated February 20, 1998, and delivered by the Borrower to BankBoston have been or will be on the Effective Date, with the proceeds of the initial Loan to be made hereunder, repaid in full; and (ii) the Borrower has redeemed and cancelled all of the Preferred Stock or will redeem and cancel all of the Preferred Stock on or before May 15, 1998 with the proceeds of a Loan to be made hereunder; and

                  (k) receipt by the Agent of payment of all fees and expenses (including fees and disbursements of special counsel for the Agent ) then payable hereunder and under the other Loan Documents;

provided that this Agreement shall not become effective or be binding on any party hereto unless all of the foregoing conditions are satisfied not later than May 15, 1998. The Agent shall promptly notify the Borrower and the Banks of the Effective Date and such notice shall be conclusive and binding on all parties hereto.

                  SECTION 3.02. All Borrowings. The obligation of any Bank to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Agent and the Banks of a Notice of Borrowing (or a telephonic notice of borrowing) as required by Section 2.02 which is completed in a manner which is reasonably satisfactory to the Agent in all respects;

                  (b)   immediately   after  such   Borrowing,   the   aggregate
outstanding principal amount of the Loans to the Borrower will not exceed the lesser of (i) the Maximum Amount, or (ii) the aggregate Commitment Amounts;

                  (c) immediately before and after such Borrowing, no Default or Event of Default shall have occurred and be continuing; and

                  (d) the representations and warranties contained in this Agreement shall be true on and as of the date of such Borrowing.

Each Borrowing hereunder shall be deemed to be a representation and warranty on the date of such Borrowing as to the facts specified in clauses (b), (c) and (d) of this Section.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants that:

                  SECTION 4.01. Existence and Power; Investment Company. (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, is duly qualified and in good standing in every other jurisdiction where it is doing business, and has all corporate powers and all authorizations and approvals required to carry on its business as now conducted.

                  (b) It is a closed-end, diversified management investment company registered under the Investment Company Act, and its outstanding interests (i) have been duly issued and are fully paid and non-assessable, (ii) have been duly registered under the Securities Act of 1933, as amended, and
(iii) have been registered or are exempt from registration under all applicable state securities or so-called "Blue Sky" laws.

                  (c) Its shares of Common Stock are traded on the New York Stock Exchange.

                  SECTION 4.02. Authorization; No Contravention. The execution, delivery and performance by the Borrower of this Agreement, the Notes and each of the other Loan Documents to which it is a party are within its corporate powers, have been duly authorized by all necessary corporate action, require no authorization or action by or in respect of, or filing with, any governmental body, agency or official or any shareholder in or creditor of the Borrower, and do not contravene, or constitute a default under, any provision of applicable law or regulation, the Articles of Incorporation or by-laws of the Borrower, any agreement, judgment, injunction, order, decree or other instrument binding upon it or its most recent Prospectus, or result in the creation or imposition of any Lien on any of its assets.

                  SECTION 4.03. Binding Effect. Each of the Loan Documents has been duly executed and delivered by the Borrower. This Agreement constitutes a valid and binding agreement of the Borrower and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

                  SECTION 4.04. Compliance with Margin Rules. The execution, delivery and performance by the Borrower of this Agreement, the Notes and the other Loan Documents and the transactions contemplated hereunder and thereunder will not violate Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

                  SECTION 4.05. Non-Affiliation with Banks. So far as appears from the records of the Borrower, neither any Bank nor any Affiliate of any Bank known to the Borrower is an Affiliated Person of the Borrower and none of the Borrower or any Affiliate of the Borrower is an Affiliated Person of any Bank or of any Affiliate of any Bank known to the Borrower.

                  SECTION 4.06. Subsidiaries. The Borrower has no Subsidiaries.

                  SECTION 4.07.  Financial Information.

                  (a) The statement of assets and liabilities of the Borrower as of the last day of the Borrower's fiscal year most recently ended prior to the Effective Date, and the related Statements of Operations and Changes in Net Assets for the fiscal year ended on such date, reported on by Arthur Andersen LLP and set forth in the Annual Report to the Borrower's shareholders for the fiscal year ended on such date, together with the notes and schedules thereto, present fairly, in all material respects, in conformity with generally accepted accounting principles, the financial position of the Borrower as of such date.

                  (b) Since the last day of the Borrower's fiscal year most recently ended prior to the Effective Date, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower.

                  SECTION 4.08. Litigation. There is no action, suit or proceeding pending against, or, to the knowledge of the Borrower, threatened against or affecting, the Borrower or, to the knowledge of the Borrower, any Person with whom it has entered into a material contract or agreement before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, financial position or results of operations of the Borrower or which in any manner draws into question the validity or enforceability of this Agreement, the Notes or any of the other Loan Documents or any such material contract or agreement.

                  SECTION 4.09. ERISA. (a) The Borrower is not a member of an ERISA Group and has no liability in respect of any Benefit Arrangement, Plan or Multiemployer Plan.

                  (b) No Loan will constitute a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code for which an exemption is not available.

                  SECTION 4.10. Taxes. The Borrower qualifies as a "regulated investment company" within the meaning of the Internal Revenue Code. The
Borrower has timely filed in correct form all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by it. The charges, accruals and reserves on the books of the Borrower in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate.

                  SECTION 4.11. Compliance. (a) The Loans are a "senior security representing indebtedness" for purposes of and as defined in Section 18 of the Investment Company Act. The Borrower is in compliance with Section 18 of the Investment Company Act. The Borrower is also in compliance with all other applicable laws and regulations (including, without limitation, all other provisions of the

Investment Company Act and all rules and regulations thereunder), all applicable ordinances, decrees, requirements, orders and judgments of, and all of the terms of any applicable licenses and permits issued by, any governmental body, agency or official, or the exchange on which its shares are traded, and all agreements and instruments to which it may be subject or any of its properties may be bound, in each case where the violation thereof may have a material adverse effect on its business, operations, properties, assets or condition (financial or otherwise). The Borrower is in compliance with all investment policies and restrictions set forth (or incorporated by reference) in its most recent Prospectus.

                  (b) No Default or Event of Default has occurred and is continuing.

                  SECTION 4.12. Full Disclosure. All information heretofore furnished by the Borrower to the Banks for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Banks will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing all facts which, to its knowledge after reasonable inquiry, materially and adversely affect or may affect (to the extent it can now reasonably foresee), the business, operations or financial condition of the Borrower or the ability of the Borrower to perform its obligations under the Loan Documents.

                  SECTION 4.13. Margin Stock. Not more than 25% of the value (as determined by any reasonable method) of the Borrower's assets are represented by "margin stock" (as defined under Regulation U).

                  SECTION 4.14. Senior Debt. None of the Obligations are subordinated or junior to the payment and performance of other Debt of the Borrower.


                                    ARTICLE V

                                    COVENANTS

                  The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

                  SECTION 5.01. Information. The Borrower will deliver to each of the Banks:

                  (a) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, (i) a statement of the Borrowers assets and liabilities, including the portfolio of investments, as of the end of such fiscal year and the related statements of operations and changes in net assets for such fiscal year, or (ii) if different from the foregoing, the statements which the Borrower is required to prepare under applicable laws and regulations as of the end of such period, all reported in a manner acceptable to the Securities and Exchange Commission, together with an audit report thereon issued by Arthur Andersen LLP or other independent public accountants of nationally recognized standing;

                  (b) as soon as available and in any event within 90 days after the end of the first semi-annual period of each fiscal year of the Borrower, (i) a statement of the Borrowers assets and liabilities, including the portfolio of investments, as of the end of such period, (ii) if different from the foregoing, the statements which the Borrower is required to prepare under applicable laws and regulations as of the end of such period, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the treasurer or vice president of the Borrower or accompanied by an audit report thereon issued by Arthur Andersen LLP or other independent public accountants of nationally recognized standing;

                  (c) as soon as available and in any event on each Wednesday, a listing of the Borrower's investments as of the immediately preceding Friday, certified by the treasurer or vice president of the Borrower;

                  (d) simultaneously with the delivery of each set of financial statements referred to in clauses (a), (b) and (c) above, a compliance certificate substantially in the form of Exhibit E attached hereto and not later than 12:00 noon (Boston time) on each Domestic Business Day or LIBOR Business Day on which a Loan is made pursuant to Section 2.01 or converted pursuant to
Section 2.02(b), a Notice of Borrowing or Notice of Conversion, as appropriate;

                  (e) promptly after the Borrower obtains knowledge of any Default or Event of Default, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

                  (f) promptly upon the filing thereof with the Securities and Exchange Commission or the mailing thereof to its shareholders, copies of all reports to shareholders, amendments and supplements to its Prospectus, proxy statements and other materials of a financial or otherwise material nature;

                  (g) promptly after the sending thereof, copies of any notices of redemption sent to the holders of the Fixed Rate Notes; and

                  (h) from time to time such additional information regarding the financial position or business of the Borrower as the Agent, at the request of any Bank, may reasonably request.

                  SECTION 5.02. Payment of Obligations. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all other amounts payable by it provided for in this Agreement and the other Loan Documents. The Borrower will pay and discharge, at or before maturity, all of its material obligations and liabilities, including, without limitation, tax liabilities, except where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

                  SECTION 5.03. Maintenance of Insurance. The Borrower will maintain with financially sound and reputable insurance companies, policies with respect to its property and business against at least such risks (and with no greater risk retentions) and in at least such amounts as are customary in the case of registered closed-end investment companies engaged in similar securities activities of comparable size and financial strength; and will furnish upon request to the Banks, information presented in reasonable detail as to the insurance so carried.

                  SECTION 5.04. Conduct of Business and Maintenance of Existence. The Borrower will continue to engage in business of the same general type as now conducted by it, will preserve, renew and keep in full force and effect its existence as a Maryland corporation and its rights, privileges and franchises necessary in the normal conduct of its business, including its status as a registered investment company.

                  SECTION 5.05. Compliance with Laws. The Borrower will comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities (including, without limitation, ERISA and the Investment Company Act and the rules and regulations thereunder) and the exchange on which its shares are traded, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or exemptive relief has been obtained therefrom and remains in effect. The Borrower will file all federal and other tax returns, reports and declarations required by all relevant jurisdictions on or before the due dates for such returns, reports and declarations and will pay all taxes and other governmental assessments and charges as and when they become due (except those that are being contested in good faith by the Borrower and as to which the Borrower has established appropriate reserves on its books and records).

                  SECTION 5.06. Inspection of Property, Books and Records. The Borrower will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of any Bank, at such Bank's expense, to visit and inspect any of its offices, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and independent public accountants, all at such reasonable times and as often as may reasonably be desired.

                  SECTION 5.07. Debt. The Borrower will not create, assume or suffer to exist any Debt other than (a) Debt arising under this Agreement and the Notes, (b) Debt in favor of the Borrower's Custodian consisting of overnight loans to cover failed securities trades, provided that the aggregate amount of such Debt does not at any time exceed 5% of the Total Assets of the Borrower,
(c) Debt evidenced by the Fixed Rate Notes or otherwise incurred pursuant to the Note Purchase Agreement, and (d) Debt arising in connection with any other transaction permissible under the Investment Company Act and the Borrower's investment objectives and fundamental and operating investment restrictions, provided that in no event shall the Borrower (i) enter into reverse repurchase agreements, (ii) borrow money under any arrangement other than (x) from the Banks hereunder, (y) on an overnight basis from the Borrower's Custodian to the extent provided in clause (b) hereof, or (z) pursuant to the Fixed Rate Notes, or (iii) issue or be or remain liable for or have outstanding any "senior security" (as defined in the Investment Company Act), except that the Borrower may borrow from the Banks hereunder and the Fixed Rate Notes may remain outstanding.

                  SECTION 5.08. Negative Pledge. The Borrower will not create, assume or suffer to exist any Lien on any of its assets, whether now owned or hereafter acquired, or on the income or profits therefrom, except (a) Liens for taxes, assessments or governmental charges or levies the payment of which is not at the time required, (b) the agreements of the Borrower limiting its ability to encumber its assets as set forth in the Note Purchase Agreement and, with respect to the Preferred Stock, in the Borrower's Articles of Incorporation, in each case as in effect on the date hereof, and (c) encumbrances created in connection with the Borrower's portfolio investments (and not for the primary purpose of borrowing money) to the extent permitted by the provisions of the Borrower's Prospectus and Section 5.07 hereof, provided that the aggregate amount of such encumbered assets of the Borrower pursuant to this clause (c) does not at any time exceed 5% of the Total Assets of the Borrower.

                  SECTION 5.09. Consolidations, Mergers and Sales of Assets. The Borrower will not consolidate or merge with or into any other Person or reorganize its assets into series of a series corporation or entity, nor will the Borrower sell, lease or otherwise transfer, directly or indirectly, all or any substantial part of its assets to any other Person except that the Borrower may sell its assets in the ordinary course of business as described in its Prospectus. The Borrower will not invest all of its investable assets in any other management investment company or otherwise employ a master-feeder or fund of funds investment structure.

                  SECTION 5.10. Use of Proceeds. The proceeds of the Loans made under this Agreement to the Borrower will be used by the Borrower solely to (a) refinance the Borrower's obligations to the Bank under that certain Demand Promissory Note referred to in Section 3.01(j), (b) redeem and cancel all of the Preferred Stock, and (c) finance the purchase of securities for its investment portfolio.

                  SECTION 5.11. Ratio of Liabilities to Assets. The Borrower will not permit, at any time, the sum of its Total Liabilities plus, without duplication, the aggregate amount of its Debt, to exceed 25% of its Total Assets.

                  SECTION 5.12. Compliance with Prospectus. The Borrower will at all times comply in all material respects with the investment objectives, limitations and policies set forth (or incorporated by reference) in its Prospectus, as such objectives, limitations and policies were modified as described in the Proxy Statement. The Borrower will not permit its investment objective or any fundamental policy or its diversified status to be changed from those in effect on the Effective Date and reflected in the Prospectus delivered to the Banks on the Effective Date.

                  SECTION 5.13. Non-Affiliation with Banks. The Borrower will not at any time become an Affiliated Person of any Bank or any Affiliate of any Bank known to the Borrower and the Borrower will use its best efforts to ensure that none of its Affiliates is or becomes an Affiliated Person of any Bank or any Affiliate of any Bank known to the Borrower.

                  SECTION 5.14. Deposit Account. The Borrower shall specify a deposit account with its Custodian in which Loans shall be deposited.

                  SECTION 5.15. Regulated Investment Company. The Borrower will maintain its status as a "regulated investment company" under the Internal Revenue Code at all times and will make sufficient distributions to qualify as a "regulated investment company" pursuant to subchapter M of the Internal Revenue Code.

                  SECTION 5.16. No Subsidiary. The Borrower will not have at any time any Subsidiary.

                  SECTION 5.17. ERISA. The Borrower will not become a member of any ERISA Group and will not incur any liability in respect of any Benefit
Arrangement, Plan or Multiemployer Plan, including without limitation for benefits thereunder.

                  SECTION 5.18. Distributions. The Borrower will not make any Distribution to any of its shareholders if a Default or Event of Default has occurred and is continuing or will result from such Distribution, provided that the Borrower shall at all times be permitted to make Distributions that are required to enable it to maintain its status as a "regulated investment company" under subchapter M of the Internal Revenue Code.

                  SECTION 5.19. Margin Stock. The Borrower will not permit more than 25% of the value (as determined by any reasonable method) of its assets to be represented by "margin stock" (as defined under Regulation U) at any time.

                  SECTION 5.20. Capitalization. The Borrower will not designate, establish or create any new or additional series of capital stock, effect or permit any change in or amendment to its charter documents or any other document or instrument pertaining to the terms of the capital stock of the Borrower or issue any additional shares of the Preferred Stock. The Borrower shall, on or before May 15, 1998, redeem and cancel all of its Preferred Stock.

                  SECTION 5.21. Fixed Rate Notes. (a) The Borrower will not effect or permit any change in or amendment to the Note Purchase Agreement, the Fixed Rate Notes, or any document or instrument pertaining thereto without the prior written consent of the Required Banks.

                  (b) The Borrower will not directly or indirectly make any payment of principal of or interest on or in redemption, retirement or repurchase of any of the Fixed Rate Notes if any Default or Event of Default has occurred and is continuing or will result from such payment, provided that the Borrower may make the regularly scheduled payments of principal and interest on the Fixed Rate Notes.


                                   ARTICLE VI

                                    DEFAULTS

                  SECTION 6.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall (i) fail to pay when due any principal of any Loan, or (ii) fail to pay any interest on any Loan, or any fees or any other amount payable by the Borrower hereunder within five days after the same shall become due and payable;

                  (b) the Borrower shall fail to observe or perform any covenant contained in Article V;

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement or in any other Loan Document (other than those covered by clause (a) or (b) above) for ten (10) Domestic Business Days after written notice thereof has been given to the Borrower by the Agent at the request of any Bank;

                  (d) any representation, warranty, certification or statement made (or deemed made) by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) the Borrower shall fail to pay, when due or within any applicable grace period, any Debt of the Borrower in an aggregate principal amount in excess of $500,000;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Debt of the Borrower in an aggregate principal amount in excess of $500,000 or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) the Borrower shall seek the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any substantial part of its property, or shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or the Borrower shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or under the federal bankruptcy laws as now or hereafter in effect;

                  (i) a judgment or order for the payment of money in excess of $500,000 shall be rendered against the Borrower and such judgment or order shall continue unsatisfied and unstayed for a period of 10 days;

                  (j) the investment advisory agreement which is in effect on the Effective Date for the Borrower shall terminate, or the Investment Adviser shall cease to be the investment adviser to the Borrower; or

                  (k) the Custodian of the Borrower shall cease to be its Custodian;

then, and in every such event, the Agent shall (i) if requested by Banks constituting Required Banks, by notice to the Borrower terminate the Commitments, and they shall thereupon terminate, and (ii) if requested by Banks constituting Required Banks, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans (together with accrued interest thereon) shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause (g) or (h) above, automatically without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                  SECTION 6.02. Notice of Default. The Agent shall give notice to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.


                                   ARTICLE VII

                                    THE AGENT

                  SECTION  7.01.  Appointment  and  Authorization.   Subject  to
Section 7.07 hereof, each Bank irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the Notes and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                  SECTION 7.02. Action by Agent. The duties and responsibilities of the Agent hereunder are only those expressly set forth herein. The relationship between the Agent and the Banks is and shall be that of agent and principal only, and nothing contained in this Agreement or any of the other Loans Documents shall be construed to constitute the Agent as a trustee for any Bank. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default or Event of Default, except as expressly provided in Article VI.

                  SECTION 7.03. Consultation with Experts. The Agent may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                  SECTION 7.04. Liability of Agent. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (a) with the consent or at the request of the Required Banks or (b) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made by any other Person in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to it; or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement (except as to its own execution of this Agreement), the Notes, the other Loan Documents or any other instrument or writing furnished in connection herewith or therewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement or other writing (which may be a bank wire, telex or similar writing) reasonably believed by it to be genuine or to be signed by the proper party or parties.

                  SECTION 7.05. Indemnification. The Banks hereby ratably agree to indemnify the Agent (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as directly result from the Agent's gross negligence or willful misconduct) that the Agent may suffer or incur in connection with this Agreement or any of the other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder.

                  SECTION 7.06. Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon either the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon either the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                  SECTION 7.07. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent with the prior written consent of the Borrower, which consent shall not be unreasonably withheld or delayed. If no successor Agent shall have been so appointed by the Required Banks within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                  SECTION 7.08. Agent as Bank. In its individual capacity, BankBoston and any other Bank that serves as a successor Agent hereunder shall have the same obligations and the same rights, powers and privileges in respect of its Commitment and the Loans made by it as it would have were it not also the Agent.

                  SECTION 7.09. Distribution by Agent. If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making such distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  SECTION 7.10. Delinquent Banks. (a) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that (i) willfully does not or (ii) does not as a result of a Failure (as defined below) (A) make available to the Agent its pro rata share of any Loan, or (B) comply with the provisions of Section 9.04 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and to payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks, the Banks' respective pro rata shares of all outstanding Loans have been returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

                  (b) For purposes of this Section 7.10, a Failure of a Bank shall mean (i) it shall seek the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or any substantial part of its property, or shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator or other similar official for it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or (ii) it makes a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing, or (iii) an involuntary case or other proceeding shall be commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it, or (iv) an order for relief shall be entered against it under the federal bankruptcy laws as now or hereafter in effect.

                                  ARTICLE VIII

                             CHANGE IN CIRCUMSTANCES


                  SECTION 8.01. Basis for Determining Interest Rate Inadequate or Unfair. If on or prior to the first day of any Interest Period for any Borrowing of LIBOR Loans:

                  (a) the Agent determines that deposits in dollars (in the applicable amounts) are not being offered to the Agent in the relevant market for such Interest Period, or

                  (b) the Required Banks advise the Agent that the Adjusted LIBOR Offered Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their LIBOR Loans for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make LIBOR Loans shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Borrowing of LIBOR Loans or any rollover date for which a Notice of Borrowing or Notice of Conversion has previously been given that it elect not to borrow or roll over on such date, such Borrowing of LIBOR Loans or outstanding LIBOR Loan shall instead be made as a Borrowing of a Base Rate Loan.

                  SECTION 8.02. Illegality. If any present or future applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make LIBOR Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different LIBOR Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding LIBOR Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such LIBOR Loan, together with accrued interest thereon and any amount payable by the Borrower pursuant to Section 2.14. Concurrently with prepaying each such LIBOR Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related LIBOR Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                  SECTION 8.03. Increased Cost and Reduced Return. (a) If (i) the introduction of any new law, rule or regulation, or (ii) any change in the interpretation or administration of any applicable law, rule or regulation by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency in connection therewith:

         (i) shall subject any Bank (or its Applicable Lending Office) to any new tax, duty or other charge with respect to its Loans, its Note or its Commitment, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Loans or any other amounts due under this Agreement or its Commitment, in each case except for any tax on, or changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located; or

         (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) any other condition affecting its Loans, its Notes or its Commitment;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, upon demand by such Bank and delivery to the Borrower of the certificate required by clause (c) hereof (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                  (b) If any Bank shall determine that any change in any existing applicable law, rule or regulation or any new law, rule or regulation, regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any new request or directive of general applicability regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its parent corporation) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its parent corporation) could have achieved but for such law, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, upon demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent corporation) for such reduction.

                  (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder and the calculations used in determining such additional amount or amounts shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                  SECTION 8.04. Base Rate Loans Substituted for Affected LIBOR Loans. If (a) the obligation of any Bank to make LIBOR Loans has been suspended pursuant to Section 8.02 or (b) any Bank has demanded compensation under Section 8.03(a) with respect to LIBOR Loans and the Borrower shall, by at least two LIBOR Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer apply:

                  (a) all Loans which would otherwise be made by such Bank as LIBOR Loans shall be made instead as Base Loans, and

                  (b) after each of its LIBOR Loans has been repaid, all payments of principal which would otherwise be applied to repay such LIBOR Loans shall be applied to repay its Base Rate Loans instead.


                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Notices. All notices, requests, consents and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth on
Schedule 1 attached hereto. Each such notice, request, consent or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate confirmation is received, (b) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (c) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under
Article II or Article VIII shall not be effective until received.

                  SECTION 9.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 9.03.  Expenses;  Documentary Taxes;  Indemnification.
(a) The Borrower agrees to pay (i) all reasonable out-of-pocket expenses of the Agent, including the fees and disbursements of special counsel for the Agent, in connection with the preparation, negotiation and closing of this Agreement and the other Loan Documents, any waiver or consent hereunder or any amendment hereof, any waiver of any Default or Event of Default or alleged Default or Event of Default hereunder, and any termination hereof, and (ii) if a Default or an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent, its Affiliates and each Bank, including fees and disbursements of counsel (including reasonable allocated costs of in-house counsel), in connection with such Default or Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower agrees to indemnify each Bank against any transfer taxes, documentary taxes, assessments or similar charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

                  (b) The Borrower agrees to indemnify the Agent, its Affiliates and each Bank and hold the Agent, its Affiliates and each Bank harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by the Agent, any of its Affiliates or any Bank in connection with any investigative, administrative or judicial proceeding (whether or not the Agent, its Affiliate or any Bank shall be designated a party thereto) relating to or arising out of this Agreement or the other Loan Documents or any actual or proposed use of proceeds of Loans, provided that the Agent, its Affiliates and the Banks shall not have the right to be indemnified hereunder for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  SECTION 9.04. Set Off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits or other sums credited by or due from any of the Banks to the Borrower, and any securities or other property of the Borrower in the possession of such Bank may be applied to or set off by such Bank against the payment of the Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to such Bank. Each of the Banks agrees with each other Bank that (a) if an amount to be set off is to be applied to Debt of the Borrower to such Bank, other than Debt evidenced by the Note held by such Bank, such amount shall be applied ratably to such other Debt and to the Debt evidenced by the Note held by such Bank, and (b) if such Bank shall receive from the Borrower whether by voluntary payment, exercise of the right of set off, counterclaim, cross action, or enforcement of the claim evidenced by the Note held by such Bank by proceedings against the Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Note held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Note held by it its proportionate payment as contemplated by this Agreement; provided that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

                  SECTION 9.05. Amendments and Waivers. Any provision of this Agreement or the Notes or any of the other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks (a) increase or decrease the Commitment Amount of any Bank (except as provided in Section 9.06(c)) or subject any Bank to any additional obligation, (b) reduce or forgive the principal of or rate of interest on any Loan or any fees to the Banks hereunder, (c) postpone the date fixed for any payment of principal of or interest on any Loan or any fees to the Banks hereunder or for the termination of the Commitments, (d) change the percentage of the Commitment Amounts or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, or (e) permit the Borrower to change its investment objective or any fundamental policy.

                  SECTION 9.06. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all of the Banks.

                  (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (a),
(b), (c), (d) or (e) of Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article VIII with respect to its participating interest. An assignment or other transfer which is not permitted by clause (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                  (c) Any Bank may at any time assign to one or more banks or other financial institutions (each an "Assignee") all or a minimum of $5,000,000 or an integral multiple of $1,000,000 in excess of $5,000,000 of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Acceptance in substantially the form of Exhibit F attached hereto executed by such Assignee and such transferor Bank, with, if no Default or Event of Default has occurred and is continuing, the written consent of the Borrower, which consent shall not be unreasonably withheld or delayed, and of the Agent, which consent shall not be unreasonably withheld or delayed. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with Commitment Amounts as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this clause (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee, and the Agent shall be authorized to revise Schedule 1 to reflect such assignment and to circulate such revised schedule to the Banks and the Borrower. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $3,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.14.

                  (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                  (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.01 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent.

                  SECTION 9.07. Governing Law; Submission to Jurisdiction. THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 9.01. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

                  SECTION 9.08. Counterparts; Integration. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement and each of the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. The provisions of this Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  SECTION 9.09. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 9.10. Confidentiality. (a) Each of the Banks and the Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement that is identified by the Borrower as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information
(i) after such information shall have become public other than through a violation of this Section 9.10, (ii) to the extent required by statute, rule, regulation or judicial process, (iii) to counsel for any of the Banks or the Agent, (iv) to bank examiners or any other regulatory authority having jurisdiction over any Bank or the Agent, or to auditors or accountants, (v) to the Agent or any Bank, (vi) in connection with any litigation to which any one or more of the Banks or the Agent is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document,
(vii) to a subsidiary or Affiliate of any Bank or (viii) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant agrees to be bound by the provisions of this Section 9.10.

                  (b) Unless specifically prohibited by applicable law or court order, each of the Banks and the Agent shall, prior to disclosure thereof, notify the Borrower of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) or pursuant to legal process.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an agreement under seal by their respective authorized officers as of the day and year first above written.

                                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.


                                   By:  /s/ John A. Frabotta
                                        -------------------------------------
                                         John A. Frabotta, Vice President and
                                         Chief Financial Offier


                                   BANKBOSTON, N.A., Individually and as Agent


                                   By:  /s/ Carol A. Clark
                                        -------------------------------------
                                         Carol A. Clark, Managing Director

                                                                      Schedule 1


                                          COMMITMENT            COMMITMENT
                       BANKS                AMOUNT              PERCENTAGE


BANKBOSTON, N.A.

Domestic Lending Office:
 100 Federal Street - 01-15-02            $30,000,000               100%
 Boston, Massachusetts 02110
 Telecopy Number: (617) 434-3751
 Attention:  Carol Clark

LIBOR Lending Office:
 100 Federal Street - 01-15-02
 Boston, Massachusetts 02110
 Telecopy Number: (617) 434-3751
 Attention:  Carol Clark










BORROWER:

PROSPECT STREET HIGH INCOME
PORTFOLIO INC.
60 State Street
Suite 3750
Boston, Massachusetts 02019
Attention:  John Frabotta, C.F.O.
Telecopy Number:  (617) 742-8591